Exhibit 99.1

NEWS RELEASE

Media Contact: Colleen Flanagan Johnson, cefjohnson@magellanhealth.com, (860) 507-1923

Investor Contact: Joe Bogdan, jbogdan@magellanhealth.com, (860) 507-1910

Magellan Health Receives Regulatory

Approvals to Acquire Senior Whole Health

Company now expects closing on or before December 31, 2017

Scottsdale, Ariz. – October 9, 2017 –  Magellan Health (NASDAQ MGLN) today announced that it has received all necessary regulatory approvals regarding its agreement to acquire Senior Whole Health, a healthcare company focused on serving complex, high-risk populations, providing both Medicare and Medicaid dual-eligible benefits to more than 22,000 members in Massachusetts and New York. Magellan now expects closing on or before December 31, 2017.

“The receipt of all necessary approvals around this transaction is illustrative of both Magellan’s and Senior Whole Health’s sound business strategy and execution concerning this acquisition,” said Barry M. Smith, chairman and chief executive officer of Magellan Health. “As a leader in managing chronic and specialty populations, this acquisition makes sense from both a strategic and a financial perspective.”

About Magellan Health: Magellan Health, Inc. is a leader in managing the fastest growing, most complex areas of health, including special populations, complete pharmacy benefits and other specialty areas of healthcare. Magellan supports innovative ways of accessing better health through technology, while remaining focused on the critical personal relationships that are necessary to achieve a healthy, vibrant life. Magellan's customers include health plans and other managed care organizations, employers, labor unions, various military and governmental agencies and third-party administrators. For more information, visit MagellanHealth.com.

Cautionary Statement

This release contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Securities Act of 1933, as amended, which involve a number of risks and uncertainties. All statements, other than statements of historical information provided herein, may be deemed to be forward-looking statements including, without limitation, statements regarding the timing of closing the acquisition, Senior Whole Health’s growth opportunities and strategy. These statements are based on management's analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," "may," "should," "could," "estimate," "intend" and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, the possible election of certain of the Company's customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of health care services by the Company's risk members;

delays, higher costs or inability to implement new business or other Company initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; health care reform; and general business conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the "Risk Factors" section included within the Company's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on February 24, 2017, and the Company's subsequent Quarterly Reports on Form 10-Q filed during 2017. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this release. Segment profit, adjusted net income, and adjusted EPS information referred to herein may be considered a non-GAAP financial measure. Further information regarding these measures, including the reasons management considers this information useful to investors, are included in the Company's most recent Annual Report on Form 10-K and on subsequent Form 10-Qs.

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